Exhibit 99.1

ALTERRA CAPITAL HOLDINGS LIMITED

Segment Re-presentation (Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Peter Hill or Melissa Sheer, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Effective July 1, 2012 Alterra Capital Holdings Limited (“the Company”) redefined its reporting segments by combining the reinsurance and Latin America segments into a single reinsurance segment. The Latin America segment comprised reinsurance business written for clients in Latin America through the Company’s Rio de Janeiro, Bogotà and Buenos Aires offices. This business will now be combined with and reported as part of the reinsurance segment. Segment disclosures for comparative periods have been re-presented to reflect this change.

The Company monitors the performance of its underwriting operations in five segments: global insurance, U.S. insurance, reinsurance, Alterra at Lloyd’s and life and annuity reinsurance.

Global Insurance Segment - The Company’s global insurance segment offers property and casualty excess of loss insurance from its offices in Bermuda, Dublin and London primarily to Fortune 1000 companies. Principal lines of business include aviation, excess liability, professional liability and property.

U.S. Insurance Segment - The Company’s U.S. insurance segment offers property and casualty insurance coverage from offices in the United States primarily to Fortune 3000 companies. Principal lines of business include general liability, marine, professional liability and property.

Reinsurance Segment - The Company’s reinsurance segment offers property and casualty quota share and excess of loss reinsurance from its offices in Bermuda, Bogota, Buenos Aires, Dublin, London, Rio de Janeiro and the United States to insurance and reinsurance companies worldwide. Principal lines of business include agriculture, auto, aviation, credit/surety, general casualty, marine & energy, medical malpractice, professional liability, property, whole account and workers’ compensation.

Alterra at Lloyd’s Segment - The Company’s Alterra at Lloyd’s segment offers property and casualty quota share and excess of loss insurance and reinsurance from its offices in London, Dublin and Zurich primarily to medium to large sized international clients. Principal lines of business for this segment include accident & health, agriculture, aviation, financial institutions, international casualty, marine, professional liability and property.

Life and Annuity Reinsurance Segment - The Company’s life and annuity reinsurance segment operates out of Bermuda and offers reinsurance products focusing on blocks of life and annuity business, which take the form of co-insurance transactions whereby the risks are reinsured on the same basis as the original policies. The Company has determined not to write any new life and annuity contracts in the foreseeable future.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED MARCH 31, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance (Re-presented)	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$66,771	$104,282	$343,694	$146,143	$660,890	$440	$—	$661,330
Reinsurance premiums ceded	(43,251)	(70,494)	(72,109)	(38,590)	(224,444)	(18)	—	(224,462)

Net premiums written	$23,520	$33,788	$271,585	$107,553	$436,446	$422	$—	$436,868

Earned premiums	$94,103	$96,241	$214,184	$72,899	$477,427	$440	$—	$477,867
Earned premiums ceded	(47,133)	(40,456)	(32,036)	(20,049)	(139,674)	(18)	—	(139,692)

Net premiums earned	46,970	55,785	182,148	52,850	337,753	422	—	338,175

Net losses and loss expenses	(18,061)	(37,564)	(111,729)	(38,675)	(206,029)	—	—	(206,029)
Claims and policy benefits	—	—	—	—	—	(13,466)	—	(13,466)
Acquisition costs	(59)	(7,696)	(42,416)	(9,434)	(59,605)	(119)	—	(59,724)
General and administrative expenses	(6,481)	(12,257)	(19,311)	(9,095)	(47,144)	(34)	—	(47,178)
Other income (loss)	815	81	4,441	—	5,337	—	—	5,337

Underwriting income (loss)	$23,184	$(1,651)	$13,133	$(4,354)	$30,312	n/a	—	n/a

Net investment income						14,776	43,902	58,678
Net realized and unrealized gains on investments							25,493	25,493
Net impairment losses recognized in earnings							(5,369)	(5,369)
Corporate other income							25	25
Interest expense							(8,628)	(8,628)
Net foreign exchange gains							32	32
Corporate general and administrative expenses							(12,904)	(12,904)

Income before taxes						$1,579	$42,551	$74,442

Loss ratio [a]	38.5%	67.3%	61.3%	73.2%	61.0%
Acquisition cost ratio [b]	0.1%	13.8%	23.3%	17.9%	17.6%
General and administrative expense ratio [c]	13.8%	22.0%	10.6%	17.2%	14.0%

Combined ratio [d]	52.4%	103.1%	95.2%	108.2%	92.6%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

n/a - Not applicable.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED JUNE 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance (Re-presented)	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$125,276	$112,186	$256,333	$72,008	$565,803	$1,054	$—	$566,857
Reinsurance premiums ceded	(53,224)	(51,524)	(57,908)	(27,068)	(189,724)	(155)	—	(189,879)

Net premiums written	$72,052	$60,662	$198,425	$44,940	$376,079	$899	$—	$376,978

Earned premiums	$92,803	$100,300	$233,352	$69,330	$495,785	$1,054	$—	$496,839
Earned premiums ceded	(45,367)	(44,490)	(32,941)	(23,108)	(145,906)	(155)	—	(146,061)

Net premiums earned	47,436	55,810	200,411	46,222	349,879	899	—	350,778

Net losses and loss expenses	(22,745)	(37,333)	(103,656)	(33,030)	(196,764)	—	—	(196,764)
Claims and policy benefits	—	—	—	—	—	(13,272)	—	(13,272)
Acquisition costs	(239)	(6,169)	(48,164)	(7,443)	(62,015)	(156)	—	(62,171)
General and administrative expenses	(6,913)	(12,215)	(17,061)	(7,856)	(44,045)	(119)	—	(44,164)
Other income (loss)	1	—	1,895	7	1,903	—	—	1,903

Underwriting income (loss)	$17,540	$93	$33,425	$(2,100)	$48,958	n/a	—	n/a

Net investment income						13,466	41,263	54,729
Net realized and unrealized gains on investments							13,481	13,481
Net impairment losses recognized in earnings							(570)	(570)
Corporate other income							25	25
Interest expense							(9,635)	(9,635)
Net foreign exchange losses							(25)	(25)
Corporate general and administrative expenses							(14,613)	(14,613)

Income before taxes						$818	$29,926	$79,702

Loss ratio	47.9%	66.9%	51.7%	71.5%	56.2%
Acquisition cost ratio	0.5%	11.1%	24.0%	16.1%	17.7%
General and administrative expense ratio	14.6%	21.9%	8.5%	17.0%	12.6%

Combined ratio	63.0%	99.8%	84.3%	104.6%	86.6%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED MARCH 31, 2011 (Unaudited)

(Expressed in thousands of U.S. Dollars)

	Property and Casualty
	Global Insurance	U.S. Insurance	Reinsurance (Re-presented)	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$63,895	$77,765	$377,863	$107,890	$627,413	$435	$—	$627,848
Reinsurance premiums ceded	(38,524)	(38,317)	(37,317)	(23,179)	(137,337)	(20)	—	(137,357)

Net premiums written	$25,371	$39,448	$340,546	$84,711	$490,076	$415	$—	$490,491

Earned premiums	$90,651	$81,470	$253,542	$63,164	$488,827	$435	$—	$489,262
Earned premiums ceded	(40,779)	(27,801)	(20,195)	(20,580)	(109,355)	(20)	—	(109,375)

Net premiums earned	49,872	53,669	233,347	42,584	379,472	415	—	379,887

Net losses and loss expenses	(31,624)	(34,415)	(189,924)	(48,443)	(304,406)	—	—	(304,406)
Claims and policy benefits	—	—	—	—	—	(14,710)	—	(14,710)
Acquisition costs	(264)	(7,986)	(49,547)	(12,652)	(70,449)	(159)	—	(70,608)
General and administrative expenses	(7,952)	(11,270)	(24,728)	(8,253)	(52,203)	(177)	—	(52,380)
Other income (loss)	729	83	—	215	1,027	—	—	1,027

Underwriting income (loss)	10,761	81	(30,852)	(26,549)	(46,559)	n/a	—	n/a

Net investment income						12,343	45,423	57,766
Net realized and unrealized gains (losses) on investments						2,807	(21,625)	(18,818)
Net impairment losses recognized in earnings							(1,029)	(1,029)
Corporate other income							288	288
Interest expense							(8,459)	(8,459)
Net foreign exchange gains							878	878
Corporate general and administrative expenses							(18,823)	(18,823)

Income (loss) before taxes						$519	$(3,347)	$(49,387)

Loss ratio	63.4%	64.1%	81.4%	113.8%	80.2%
Acquisition cost ratio	0.5%	14.9%	21.2%	29.7%	18.6%
General and administrative expense ratio	15.9%	21.0%	10.6%	19.4%	13.8%

Combined ratio	79.9%	100.0%	113.2%	162.8%	112.5%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED JUNE 30, 2011 (Unaudited)

(Expressed in thousands of U.S. Dollars)

	Property and Casualty
	Global Insurance	U.S. Insurance	Reinsurance (Re-presented)	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$130,909	$109,794	$249,846	$72,428	$562,977	$930	$—	$563,907
Reinsurance premiums ceded	(55,133)	(28,227)	(28,247)	(24,918)	(136,525)	(101)	—	(136,626)

Net premiums written	$75,776	$81,567	$221,599	$47,510	$426,452	$829	$—	$427,281

Earned premiums	$88,892	$82,244	$212,825	$58,117	$442,078	$930	$—	$443,008
Earned premiums ceded	(43,286)	(23,835)	(12,305)	(14,540)	(93,966)	(101)	—	(94,067)

Net premiums earned	45,606	58,409	200,520	43,577	348,112	829	—	348,941

Net losses and loss expenses	(23,689)	(38,012)	(128,360)	(21,072)	(211,133)	—	—	(211,133)
Claims and policy benefits	—	—	—	—	—	(15,570)	—	(15,570)
Acquisition costs	1,117	(10,400)	(45,329)	(9,946)	(64,558)	(122)	—	(64,680)
General and administrative expenses	(6,774)	(11,374)	(24,700)	(7,773)	(50,621)	(259)	—	(50,880)
Other income (loss)	85	54	548	165	852	(23)	—	829

Underwriting income (loss)	16,345	(1,323)	2,679	4,951	22,652	n/a	—	n/a

Net investment income						12,545	47,120	59,665
Net realized and unrealized losses on investments						(1,299)	(4,475)	(5,774)
Net impairment losses recognized in earnings							(353)	(353)
Corporate other income							(238)	(238)
Interest expense							(10,630)	(10,630)
Net foreign exchange losses							(3,090)	(3,090)
Corporate general and administrative expenses							(18,779)	(18,779)

(Loss) income before taxes						$(3,899)	$9,555	$28,308

Loss ratio	51.9%	65.1%	64.0%	48.4%	60.7%
Acquisition cost ratio	(2.4%)	17.8%	22.6%	22.8%	18.5%
General and administrative expense ratio	14.9%	19.5%	12.3%	17.8%	14.5%

Combined ratio	64.3%	102.4%	98.9%	89.0%	93.7%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED SEPTEMBER 30, 2011 (Unaudited)

(Expressed in thousands of U.S. Dollars)

	Property and Casualty
	Global Insurance	U.S. Insurance	Reinsurance (Re-presented)	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$73,297	$84,858	$182,535	$44,816	$385,506	$822	$—	$386,328
Reinsurance premiums ceded	(37,625)	(30,579)	(15,874)	(6,723)	(90,801)	(90)	—	(90,891)

Net premiums written	$35,672	$54,279	$166,661	$38,093	$294,705	$732	$—	$295,437

Earned premiums	$93,467	$83,279	$224,829	$50,534	$452,109	$822	$—	$452,931
Earned premiums ceded	(48,456)	(28,004)	(18,489)	(10,850)	(105,799)	(90)	—	(105,889)

Net premiums earned	45,011	55,275	206,340	39,684	346,310	732	—	347,042

Net losses and loss expenses	(21,288)	(36,002)	(116,769)	(24,462)	(198,521)	—	—	(198,521)
Claims and policy benefits	—	—	—	—	—	(14,538)	—	(14,538)
Acquisition costs	748	(9,669)	(46,138)	(6,230)	(61,289)	(145)	—	(61,434)
General and administrative expenses	(6,699)	(10,228)	(18,901)	(8,007)	(43,835)	(145)	—	(43,980)
Other income (loss)	—	58	777	(27)	808	(8)	—	800

Underwriting income (loss)	17,772	(566)	25,309	958	43,473	n/a	—	n/a

Net investment income						12,131	48,204	60,335
Net realized and unrealized losses on investments						(6,407)	(1,565)	(7,972)
Net impairment losses recognized in earnings							(861)	(861)
Corporate other income							673	673
Interest expense							(11,303)	(11,303)
Net foreign exchange gains							147	147
Corporate general and administrative expenses							(17,575)	(17,575)

(Loss) income before taxes						$(8,380)	$17,720	$52,813

Loss ratio	47.3%	65.1%	56.6%	61.6%	57.3%
Acquisition cost ratio	(1.7%)	17.5%	22.4%	15.7%	17.7%
General and administrative expense ratio	14.9%	18.5%	9.2%	20.2%	12.7%

Combined ratio	60.5%	101.1%	88.1%	97.5%	87.7%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of U.S. Dollars)

	Property and Casualty
	Global Insurance	U.S. Insurance	Reinsurance (Re-presented)	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$97,660	$102,279	$96,942	$27,933	$324,814	$1,169	$—	$325,983
Reinsurance premiums ceded	(50,172)	(45,443)	(2,546)	(8,888)	(107,049)	(154)	—	(107,203)

Net premiums written	$47,488	$56,836	$94,396	$19,045	$217,765	$1,015	$—	$218,780

Earned premiums	$91,077	$90,048	$225,492	$52,850	$459,467	$1,169	$—	$460,636
Earned premiums ceded	(42,827)	(34,078)	(19,521)	(14,952)	(111,378)	(154)	—	(111,532)

Net premiums earned	48,250	55,970	205,971	37,898	348,089	1,015	—	349,104

Net losses and loss expenses	(15,152)	(45,129)	(106,906)	(64,346)	(231,533)	—	—	(231,533)
Claims and policy benefits	—	—	—	—	—	(14,564)	—	(14,564)
Acquisition costs	(1,084)	(8,349)	(46,839)	(7,977)	(64,249)	(131)	—	(64,380)
General and administrative expenses	(6,952)	(12,299)	(16,690)	(7,271)	(43,212)	(67)	—	(43,279)
Other income (loss)	(128)	84	(100)	851	707	413	—	1,120

Underwriting income (loss)	24,934	(9,723)	35,436	(40,845)	9,802	n/a	—	n/a

Net investment income						11,515	45,565	57,080
Net realized and unrealized losses on investments						(5,509)	(266)	(5,775)
Net impairment losses recognized in earnings							(702)	(702)
Corporate other income							897	897
Interest expense							(13,296)	(13,296)
Net foreign exchange gains							753	753
Corporate general and administrative expenses							(11,378)	(11,378)

(Loss) income before taxes						$(7,328)	$21,573	$24,047

Loss ratio	31.4%	80.6%	51.9%	169.8%	66.5%
Acquisition cost ratio	2.2%	14.9%	22.7%	21.0%	18.5%
General and administrative expense ratio	14.4%	22.0%	8.1%	19.2%	12.4%

Combined ratio	48.1%	117.5%	82.7%	210.0%	97.4%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of U.S. Dollars)

	Property and Casualty
	Global Insurance	U.S. Insurance	Reinsurance (Re-presented)	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$365,761	$374,696	$907,186	$253,067	$1,900,710	$3,356	$—	$1,904,066
Reinsurance premiums ceded	(181,454)	(142,566)	(83,984)	(63,708)	(471,712)	(365)	—	(472,077)

Net premiums written	$184,307	$232,130	$823,202	$189,359	$1,428,998	$2,991	$—	$1,431,989

Earned premiums	$364,087	$337,041	$916,688	$224,665	$1,842,481	$3,356	$—	$1,845,837
Earned premiums ceded	(175,348)	(113,718)	(70,510)	(60,922)	(420,498)	(365)	—	(420,863)

Net premiums earned	188,739	223,323	846,178	163,743	1,421,983	2,991	—	1,424,974

Net losses and loss expenses	(91,753)	(153,558)	(541,959)	(158,323)	(945,593)	—	—	(945,593)
Claims and policy benefits	—	—	—	—	—	(59,382)	—	(59,382)
Acquisition costs	517	(36,404)	(187,853)	(36,805)	(260,545)	(557)	—	(261,102)
General and administrative expenses	(28,377)	(45,171)	(85,019)	(31,304)	(189,871)	(648)	—	(190,519)
Other income (loss)	686	279	1,225	1,204	3,394	382	—	3,776

Underwriting income (loss)	69,812	(11,531)	32,572	(61,485)	29,368	n/a	—	n/a

Net investment income						48,534	186,312	234,846
Net realized and unrealized losses on investments						(10,408)	(27,931)	(38,339)
Net impairment losses recognized in earnings							(2,945)	(2,945)
Corporate other income							1,620	1,620
Interest expense							(43,688)	(43,688)
Net foreign exchange losses							(1,312)	(1,312)
Corporate general and administrative expenses							(66,555)	(66,555)

(Loss) income before taxes						$(19,088)	$45,501	$55,781

Loss ratio	48.6%	68.8%	64.0%	96.7%	66.5%
Acquisition cost ratio	(0.3%)	16.3%	22.2%	22.5%	18.3%
General and administrative expense ratio	15.0%	20.2%	10.0%	19.1%	13.4%

Combined ratio	63.4%	105.3%	96.3%	138.3%	98.2%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2010 (Unaudited)

(Expressed in thousands of U.S. Dollars)

	Property and Casualty
	Global Insurance	U.S. Insurance	Reinsurance (Re-presented)	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$370,120	$323,990	$531,912	$179,774	$1,405,796	$4,935	$—	$1,410,731
Reinsurance premiums ceded	(170,608)	(98,576)	(64,131)	(37,448)	(370,763)	(400)	—	(371,163)

Net premiums written	$199,512	$225,414	$467,781	$142,326	$1,035,033	$4,535	$—	$1,039,568

Earned premiums	$391,716	$311,950	$705,398	$164,648	$1,573,712	$4,935	$—	$1,578,647
Earned premiums ceded	(173,123)	(125,218)	(71,627)	(35,793)	(405,761)	(400)	—	(406,161)

Net premiums earned	218,593	186,732	633,771	128,855	1,167,951	4,535	—	1,172,486

Net losses and loss expenses	(128,823)	(118,337)	(352,491)	(55,190)	(654,841)	—	—	(654,841)
Claims and policy benefits	—	—	—	—	—	(65,213)	—	(65,213)
Acquisition costs	(3,381)	(28,444)	(132,831)	(22,447)	(187,103)	(361)	—	(187,464)
General and administrative expenses	(28,615)	(36,015)	(70,639)	(23,965)	(159,234)	(2,964)	—	(162,198)
Other income (loss)	760	507	—	2,534	3,801	286	—	4,087

Underwriting income	58,534	4,443	77,810	29,787	170,574	n/a	—	n/a

Net investment income						49,785	172,673	222,458
Net realized and unrealized gains on investments						11,358	5,514	16,872
Net impairment losses recognized in earnings							(2,645)	(2,645)
Corporate other income							721	721
Interest expense							(28,275)	(28,275)
Net foreign exchange gains							115	115
Merger and acquisition expenses							48,776	48,776
Corporate general and administrative expenses							(58,388)	(58,388)

(Loss) income before taxes						$(2,574)	$138,491	$306,491

Loss ratio	58.9%	63.4%	55.6%	42.8%	56.1%
Acquisition cost ratio	1.5%	15.2%	21.0%	17.4%	16.0%
General and administrative expense ratio	13.1%	19.3%	11.1%	18.6%	13.6%

Combined ratio	73.6%	97.9%	87.7%	78.8%	85.7%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	FOR THE QUARTERS ENDED						FOR THE YEARS ENDED
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$256,333	$343,694	$96,942	$182,535	$249,846	$377,863	$907,186	$531,912
Reinsurance premiums ceded	(57,908)	(72,109)	(2,546)	(15,874)	(28,247)	(37,317)	(83,984)	(64,131)

Net premiums written	$198,425	$271,585	$94,396	$166,661	$221,599	$340,546	$823,202	$467,781

Earned premiums	$233,352	$214,184	$225,492	$224,829	$212,825	$253,542	$916,688	$705,398
Earned premiums ceded	(32,941)	(32,036)	(19,521)	(18,489)	(12,305)	(20,195)	(70,510)	(71,627)

Net premiums earned	200,411	182,148	205,971	206,340	200,520	233,347	846,178	633,771

Net losses and loss expenses	(103,656)	(111,729)	(106,906)	(116,769)	(128,360)	(189,924)	(541,959)	(352,491)
Acquisition costs	(48,164)	(42,416)	(46,839)	(46,138)	(45,329)	(49,547)	(187,853)	(132,831)
General and administrative expenses	(17,061)	(19,311)	(16,690)	(18,901)	(24,700)	(24,728)	(85,019)	(70,639)
Other income (loss)	1,895	4,441	(100)	777	548	—	1,225	—

Underwriting income (loss)	$33,425	$13,133	$35,436	$25,309	$2,679	$(30,852)	$32,572	$77,810

Loss ratio	51.7%	61.3%	51.9%	56.6%	64.0%	81.4%	64.0%	55.6%
Acquisition cost ratio	24.0%	23.3%	22.7%	22.4%	22.6%	21.2%	22.2%	21.0%
General and administrative expense ratio	8.5%	10.6%	8.1%	9.2%	12.3%	10.6%	10.0%	11.1%

Combined ratio	84.3%	95.2%	82.7%	88.1%	98.9%	113.2%	96.3%	87.7%

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED						FOR THE YEARS ENDED
		June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010
Property & Casualty:
Global Insurance:
Aviation	S	$3,954	$1,302	$20,410	$6,736	$3,814	$1,416	$32,376	$39,888
Excess Liability	L	31,435	25,186	21,281	20,365	34,659	22,277	98,582	89,933
Professional Liability	L	59,407	24,466	40,360	30,590	62,402	24,529	157,881	177,199
Property	S	30,480	15,817	15,609	15,606	30,034	15,673	76,922	63,100

		125,276	66,771	97,660	73,297	130,909	63,895	365,761	370,120
U.S. Insurance:
General/ Excess Liability	L	23,683	34,667	31,618	24,925	25,118	22,993	104,654	104,777
Marine	S	28,634	25,201	23,806	22,189	25,389	17,109	88,493	67,454
Professional Liability	L	13,133	11,208	15,720	13,318	8,509	6,622	44,169	12,454
Property	S	46,736	33,206	31,135	24,426	50,778	31,041	137,380	139,305

		112,186	104,282	102,279	84,858	109,794	77,765	374,696	323,990
Reinsurance (Re-presented) [a]:
Agriculture	S	5,298	17,505	186	998	8,713	20,785	30,682	29,222
Auto	S	39,590	512	20,548	7,716	55,072	15,024	98,360	32,285
Aviation	S	5,820	5,525	337	14,670	80	904	15,991	31,292
Credit/ Surety	S	3,266	35,850	6,764	8,484	1,555	24,407	41,210	7,004
General Casualty	L	23,625	14,956	13,130	22,870	22,268	16,384	74,652	50,394
Marine & Energy	S	6,610	13,395	3,407	4,131	(619)	17,093	24,012	16,381
Medical Malpractice	L	8,105	11,276	1,673	6,867	11,223	17,582	37,345	51,391
Other	S	549	4,437	(181)	1,112	447	1,693	3,071	2,729
Professional Liability	L	37,246	59,458	20,270	39,877	39,462	59,684	159,293	110,388
Property	S	117,629	161,124	21,645	70,274	107,071	152,801	351,791	166,129
Whole Account	S/L	191	1,408	2,408	(1,946)	268	35,070	35,800	3,871
Workers’ Compensation	L	8,404	18,248	6,755	7,482	4,306	16,436	34,979	30,826

		256,333	343,694	96,942	182,535	249,846	377,863	907,186	531,912
Alterra at Lloyd’s:
Accident & Health	S	8,250	17,432	5,646	9,523	8,380	13,544	37,093	30,921
Agriculture	S	613	20,370	—	—	—	—	—	—
Aviation	S	3,220	2,486	5,562	4,130	1,810	1,767	13,269	16,138
Financial Institutions	L	5,400	6,904	8,137	3,591	6,441	9,036	27,205	19,448
International Casualty	L	8,423	49,268	1,947	7,903	8,263	33,789	51,902	25,489
Marine	S	2,282	2,726	1,493	—	—	—	1,493	—
Professional Liability	L	6,108	5,428	1,868	440	10,466	7,922	20,696	19,591
Property	S	37,712	41,529	3,280	19,229	37,068	41,832	101,409	68,187

		72,008	146,143	27,933	44,816	72,428	107,890	253,067	179,774

Aggregate Property & Casualty		$565,803	$660,890	$324,814	$385,506	$562,977	$627,413	$1,900,710	$1,405,796

Life & Annuity:
Annuity		$(353)	$353	$770	$449	$271	$336	$1,826	$1,135
Life		1,407	87	399	373	659	99	1,530	3,800

Aggregate Life & Annuity		$1,054	$440	$1,169	$822	$930	$435	$3,356	$4,935

Aggregate Property & Casualty and Life & Annuity		$566,857	$661,330	$325,983	$386,328	$563,907	$627,848	$1,904,066	$1,410,731

S = Short tail lines		$340,739	$399,121	$160,851	$208,251	$329,726	$372,624	$1,071,452	$711,971
L = Long tail lines		225,064	261,769	163,963	177,255	233,251	254,789	829,258	693,825

Aggregate Property & Casualty		$565,803	$660,890	$324,814	$385,506	$562,977	$627,413	$1,900,710	$1,405,796

Property [b]		$232,557	$251,676	$71,669	$129,535	$224,951	$241,347	$667,502	$436,721
Casualty [c]		224,969	261,065	162,759	178,228	233,117	237,254	811,358	691,890
Specialty [d]		108,277	148,149	90,386	77,743	104,909	148,812	421,850	277,185

Aggregate Property & Casualty		$565,803	$660,890	$324,814	$385,506	$562,977	$627,413	$1,900,710	$1,405,796

[a]	Includes the results of HarborPoint from May 12, 2010.
[b]	Property includes property lines of business.
[c]	Casualty includes excess liability, financial institutions, general liability, general casualty, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[d]	Specialty includes accident & health, agriculture, auto, aviation, credit/surety, energy, marine, other and whole account lines of business.